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                          CEDAR SHOPPING CENTERS, INC.
                         SUBSIDIARIES OF THE REGISTRANT

Entity                                          Jurisdiction
-----------------------------------------       -------------
Academy Plaza L.L.C 1                             Delaware
Academy Plaza L.L.C. 2                            Delaware
API Red Lion Shopping Center Associates           New York
Cedar Brickyard, LLC                              Delaware
Cedar-Camp Hill, LLC                              Delaware
Cedar Carbondale, LLC                             Delaware
Cedar Center Holdings L.L.C. 3                    Delaware
Cedar-Columbus LLC                                Delaware
Cedar Dubois, LLC                                 Delaware
Cedar-Fort Washington LLC                         Delaware
Cedar-Franklin Village LLC                        Delaware
Cedar-Franklin Village 2 LLC                      Delaware
Cedar Golden Triangle LLC                         Delaware
Cedar Hamburg, LLC                                Delaware
Cedar Halifax II, LLC                             Delaware
Cedar Hershey, LLC                                Delaware
Cedar Huntingdon, LLC                             Delaware
Cedar-Kingston LLC                                Delaware
Cedar Lake Raystown, LLC                          Delaware
Cedar Lender LLC                                  Delaware
Cedar Norristown, LLC                             Delaware
Cedar Penn Square Tavern, LLC                     Delaware
Cedar-Point Limited Partner LLC                   Delaware
Cedar Raystown Land, LLC                          Delaware
Cedar-Riverview LLC                               Delaware
Cedar-Riverview LP                                Pennsylvania
Cedar-RL LLC                                      Delaware
Cedar Shopping Centers, Inc.                      Maryland
Cedar Shopping Centers Partnership, L.P.          Delaware
Cedar Southington Plaza LLC                       Delaware
Cedar Sunset Crossing LLC                         Delaware
Cedar Townfair, LLC                               Delaware
Cedar Townfair Phase III, LLC                     Delaware
Cedar-Valley Plaza LLC                            Delaware
CIF-Fairport Associates, LLC                      Delaware
CIF-Fairview Plaza Associates, LLC                Delaware
CIF Halifax Plaza Associates, LLC                 Delaware
CIF Newport Plaza Associates, LLC                 Delaware
CIF Loyal Plaza Associates Corp.                  Delaware
CH Swede Square, L.P.                             Delaware
CIF Pine Grove Pad Associates LLC                 Delaware
CIF-Pine Grove Plaza Associates LLC               Delaware
CSC-Columbus LLC                                  Delaware
CSC-Riverview LLC                                 Delaware
Cedar-South Philadelphia II, LLC                  Delaware
Cedar-South Philadelphia I, LLC                   Delaware
Fairport Plaza Associates, L.P.                   Delaware
Fairview Plaza Associates, L.P.                   Delaware
Fort Washington Fitness, L.P.                     Delaware
Greentree Road L.L.C. 1                           Delaware

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                          CEDAR SHOPPING CENTERS, INC.
                         SUBSIDIARIES OF THE REGISTRANT

Entity                                          Jurisdiction
-----------------------------------------       -------------
Greentree Road L.L.C. 2                           Delaware
Halifax Plaza Associates, L.P.                    Delaware
Loyal Plaza Associates, L.P.                      Delaware
Newport Plaza Associates, L.P.                    Delaware
Pine Grove Pad Associates, LLC                    Delaware
Pine Grove Plaza Associates, LLC                  Delaware
Port Richmond L.L.C. 1                            Delaware
Port Richmond L.L.C. 2                            Delaware
Swede Square, LLC                                 Pennsylvania
Swede Square Associates, L.P.                     Pennsylvania
The Point Associates, L.P.                        Pennsylvania
The Point Shopping Center LLC                     Delaware
Washington Center L.L.C. 1                        Delaware
Washington Center L.L.C. 2                        Delaware